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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): OCTOBER 19, 2004
                                                 ------------------

                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
                                                    ----------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 20, 2004, Emrise Corporation issued a press release announcing the results of the vote at its 2004 annual stockholders' meeting and describing various matters discussed at the meeting on October 19, 2004, including matters relating to Emrise Corporation's results of operations and financial condition. A copy of the press release is included in Item 9.01 of this Form 8-K.

ITEM 7.01  REGULATION FD DISCLOSURE.

         The disclosure contained in Item 2.02 is incorporated by reference into this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
       --------------------------------------------

       Not applicable.

(b)    Pro Forma Financial Information.
       --------------------------------

       Not applicable.

(c)    Exhibits.
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   Number        Description
   ------        -----------

    99.1 Press release dated October 20, 2004 titled "Emrise Corporation Announces Results of Annual Stockholders' Meeting"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004

                                  EMRISE CORPORATION

                                  By: /s/ RANDOLPH D. FOOTE
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer

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